SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  The George Putnam Fund of Boston -- Class A Shares
Fiscal period ending: July 31, 1995

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,110    $1,577       $3,113
T   =  Average Annual
       Total Return              11.00%    9.54%        12.02%

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $4,403,411

Expenses                         $774,576

Reimbursement                    $0

Average shares                   69,687,203

NAV                              $14.90

Sales Charge                     5.75%

POP                              $15.81

Yield at POP                     3.99%
            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  The George Putnam Fund of Boston -- Class B Shares
Fiscal period ending:  July 31, 1995
Inception date (if less than 10 years of performance): April 27,
1992


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000

ERV =  Ending Redeemable Value   $1,119      N/A       $1,327

T   =  Average Annual
       Total Return              11.87%      N/A       9.08%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $939,202

Expenses                         $304,782

Reimbursement                    $0

Average shares                   14,910,930

NAV                              $14.83

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     3.48%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  The George Putnam Fund of Boston -- Class M Shares
Fiscal period ending:  July 31, 1995
Inception date (if less than 10 years of performance):  December
1, 1994


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        N/A       N/A          $1,000


ERV =  Ending Redeemable Value   N/A       N/A          $1,144

T   =  Average Annual
       Total Return              N/A       N/A          14.40%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $27,888

Expenses                         $7,702

Reimbursement                    $0

Average shares                   442,262

NAV                              $14.84

Sales Charge                     3.50%

POP                              $15.38

Yield at POP                     3.58%

SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  The George Putnam Fund of Boston -- Class Y Shares
Fiscal period ending:  July 31, 1995
Inception date (if less than 10 years of performance):  April 1,
1994


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    N/A          $1,000


ERV =  Ending Redeemable Value   $1,180    N/A          $1,223

T   =  Average Annual
       Total Return              $18.00    N/A          16.35%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $641,560

Expenses                         $82,243

Reimbursement                    $0

Average shares                   10,119,623

NAV                              $14.92

Yield at NAV                     4.50%